UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2022

First US Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3291 U.S. Highway 280

Birmingham, Alabama 35243

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (205) 582-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FUSB	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.405 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On September 6, 2022, First US Bancshares, Inc. (Nasdaq: FUSB) (the “Company”) sent a notice (the “Notice”) to its directors and executive officers informing them that, due to a change in the trustee and record keeper of the First US Bancshares, Inc. 401(k) Plan (the “401(k) Plan”) effective October 1, 2022, they would be subject to significant restrictions on their ability to trade in the Company’s common stock during an upcoming “blackout period” applicable to the 401(k) Plan. The Notice provided that the “blackout period” will begin following the closing of trading on September 22, 2022, and is expected to end during the week of October 16, 2022, during which period participants in the 401(k) Plan will not have access to their accounts for distributions or investment changes, including investment changes involving the Company’s common stock held in the 401(k) Plan. The Notice informs the directors and executive officers that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s rules promulgated thereunder, subject to certain exceptions, they are prohibited from purchasing or selling certain shares of the Company’s common stock during the blackout period. During the blackout period and for a period of two (2) years after the ending date of the blackout period, individuals can find out the actual beginning and ending dates of the blackout period by calling Juliette Stamper at 865-474-6349 or emailing her at jstamper@firstusbank.com. The Notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company previously provided notice to the 401(k) Plan participants that they will not have access to their accounts for distributions or investment changes, including investment changes involving the Company’s common stock held in the 401(k) Plan, during the blackout period.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
99.1	Notice to Directors and Executive Officers of First US Bancshares, Inc. Regarding 401(k) Plan Blackout Period and Restrictions on Ability to Trade in Company Securities.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2022	FIRST US BANCSHARES, INC.

	By:	/s/ Thomas S. Elley
	Name:	Thomas S. Elley
Senior Executive Vice President, Treasurer and Assistant Secretary,
Chief Financial Officer and Principal Accounting Officer